UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 22, 2010 (December 22, 2010)
Universal Biosensors, Inc.
(Exact Name of Issuer as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-52607 (Commission File Number)	98-0424072 (I.R.S. Employer Identification Number)

1 Corporate Avenue, Rowville, 3178, Victoria Australia (Address of Principal Executive Offices)	Not Applicable (Zip Code)
+61 3 9213 9000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note
     On September 15, 2010, Universal Biosensors, Inc. (the “Company”) filed a Form 8-K (the “Original Report”) to report the appointment of Mr. Andrew Denver to serve as the interim Chief Executive Officer of the Company. The Original Report did not include an employment agreement with Mr. Denver because he had not yet entered into an employment agreement with the Company or Universal Biosensors Pty Ltd (“UBP”), the Company’s wholly-owned operating subsidiary.
     Pursuant to Instruction 2 to Item 5.02, this Form 8-K/A is filed for the purpose of reporting information required under Item 5.02(c)(3) of Form 8-K. Item 5.02(c) of the Original Report is hereby amended as follows:
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Denver Employment Agreement
     In connection with Mr. Denver’s appointment to serve as the interim Chief Executive Officer of UBP and the Company, UBP (the entity that employs all of the employees of the Company and UBP) entered into a letter agreement with Mr. Denver on December 22, 2010 that is to be effective as of September 9, 2010 (the “Denver Employment Agreement”). The following description of the Denver Employment Agreement is qualified in its entirety by reference to the Denver Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     Pursuant to the Denver Employment Agreement, Mr. Denver will earn a salary of A$300,000 per year plus superannuation, subject to increases at the discretion of UBP. The superannuation entitlements will be in accordance with applicable Australian legislation and UBP policies.
     The Denver Employment Agreement provides that either party may terminate the employment by giving one month’s written notice to the other party. Additionally, if Mr. Denver is over 45 years old and has completed at least two years of continuous service at the time the notice is provided, an additional week’s notice will be required to be given by UBP. UBP may terminate Mr. Denver’s employment for cause without notice.
     Mr. Denver is entitled to leave in accordance with the Australian National Employment Standards. Additionally, Mr. Denver is entitled to public holidays in Victoria, Australia without loss of pay.
     The Denver Employment Agreement provides for standard confidentiality, intellectual property and record retention provisions. Additionally, during Mr. Denver’s employment and for a period of three months after the termination of his employment, Mr. Denver is prohibited from soliciting employees and customers of UBP and interfering with the relationship between the Company and its customers, suppliers and employees.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description
10.1	Letter Agreement dated September 9, 2010 between Universal Biosensors Pty Ltd and Andrew Denver

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.
Date: December 22, 2010	By:	/s/ Salesh Balak
		Name:	Salesh Balak
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Letter Agreement dated September 9, 2010 between Universal Biosensors Pty Ltd and Andrew Denver